UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2015

MICREL, INCORPORATED
(Exact name of Registrant as specified in its charter)

California	94-2526744
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2180 Fortune Drive, San Jose, CA       95131
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (408) 944-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01. Entry into a Material Definitive Agreement

On June 30, 2015, the Merger Agreement was amended to set the election deadline at 8:00 a.m. California time on the date of the Company’s special meeting. The preceding summary is qualified in its entirety by reference to Amendment No. 1 to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated in its entirety herein by reference.

Item 8.01. Other Event

As previously announced, on May 7, 2015, Micrel, Incorporated (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Microchip Technology Incorporated, a Delaware corporation (“Microchip”), Mambo Acquisition Corp., a California corporation and a wholly owned subsidiary of Microchip (“Merger Sub”), and Mambo Acquisition LLC, a California limited liability company and a wholly owned subsidiary of Microchip (“Merger Sub LLC”). The Merger Agreement provides for the acquisition of the Company by Microchip by means of a first step merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Microchip (the “Interim Surviving Company”), and a second step merger of the Interim Surviving Company into Merger Sub LLC, with Merger Sub LLC surviving the second step merger as a wholly owned subsidiary of Microchip.

Between May 15, 2015 and May 29, 2015, four class action lawsuits were filed in Superior Court of the State of California by alleged shareholders of the Company against the Company, the individual directors of the Company, Microchip, Merger Sub and Merger Sub LLC, which have been consolidated by order of the Court as Allan v. Micrel, Incorporated, et al., Lead Case No. 1-15-cv-280762 on June 5, 2015 (the “California Action”).

On June 30, 2015, the Company executed a memorandum of understanding (the “Memorandum of Understanding) to settle the California Action, which would include the dismissal with prejudice of all claims against all defendants. The parties anticipate filing a stipulation of settlement with the Court after the consummation of the merger. The proposed settlement is conditioned upon, among other things, consummation of the merger and final approval of the proposed settlement by the court. In addition, in connection with the settlement and as provided in the Memorandum of Understanding, the parties contemplate that plaintiffs’ counsel will seek an award of attorneys’ fees and expenses as part of the settlement. There can be no assurance that the merger will be consummated or that the court will approve the settlement. In such event, the proposed settlement contemplated by the Memorandum of Understanding may be terminated. The settlement will not affect the amount of merger consideration the Company’s shareholders are entitled to receive in the Merger.

As part of the settlement, the defendants agreed to make certain supplemental disclosures related to the proposed Merger, which were included in the amended Form S-4 Proxy Statement/Prospectus deemed filed on June 26, 2015 with the U.S. Securities and Exchange Commission (the “SEC”).

The Company and its Board of Directors believe that the claims in the California Action are entirely without merit and, in the event the settlement does not resolve them, intend to vigorously defend this action.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated June 30, 2015.

Forward Looking Statements

This filing contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are indicated by words such as “expects,” “will,” “plans,” “intends,” “committed to,” “estimates” and

“is.” No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include: failure to obtain stockholder approval of the Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to the SEC filings of the Company and Microchip including those on Forms 10-K, 10-K/A, 10-Q and 8-K reports filed with the SEC.

Additional Information for Shareholders

The Company, Microchip and other defendants deny all of the allegations made by plaintiffs in the California Action and believe the disclosures in the Proxy Statement/Prospectus on Form S-4 are adequate under the law. Nevertheless, the Company, Microchip and the other defendants have agreed to settle the California Action in order to avoid the costs, disruption, and distraction of further litigation. In connection with the proposed transaction, Microchip filed with the SEC on May 27, 2015 a Registration Statement on Form S-4 that included a Preliminary Proxy Statement of the Company and a Prospectus of Microchip, as well as other relevant documents concerning the proposed transaction. Microchip filed an amendment to the Registration Statement on each of June 26, 2015, June 29, 2015 and July 1, 2015, and the SEC declared the Registration Statement effective on July 6, 2015. Also on July 6, 2015, the Company began mailing the Proxy Statement/Prospectus to the Company’s shareholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Microchip and the Company, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, from Microchip, 2355 West Chandler Boulevard, Chandler, Arizona 85224, Telephone: (480) 792-7200, Attn: Investor Relations, or from the Company, 2180 Fortune Drive, San Jose, California 95131, Telephone: (408) 944-0800, Attn: Robert E. DeBarr.

The Company, Microchip and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K/A, which was filed with the SEC on April 24, 2015. Information about the directors and executive officers of Microchip is set forth in Microchip’s Annual Report on Form 10-K/A, which was filed with the SEC on June 8, 2015. Additional information regarding the interest of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICREL, INCORPORATED (the Registrant)

By:	/s/ Colin Sturt
Colin Sturt
Vice President of Corporate Development, General Counsel and Corporate Secretary

Dated: July 7, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated June 30, 2015.